UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07434

The Stratton Funds, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

The Stratton Funds, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: March 31, 2009

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

STRATTON
MUTUAL FUNDS
Stability • Strategy • Success

First Quarter Report

March 31 2009

DEAR FELLOW SHAREHOLDER:

DELEVERAGING THE WORLD

What is happening today is substantial involuntary deleveraging. This is the result of bank loan calls where lenders are telling investors to pay off their loan because asset prices have fallen and the loan is not well collateralized. For individual investors common stocks have been used as collateral for many purposes from acquiring real estate to paying for college. Lenders now take a more conservative and tougher tone as stocks have dropped. Finally, many mutual funds are selling on a daily basis as they face substantial redemptions. Shareholders always seem to come in at the top of the market and exit at the bottom.

When a society worldwide is deleveraging, two things can happen – asset prices must go down or another sector of society steps up to acquire these assets and in doing so enlarges their leverage. Today, governments around the world are adding to their leverage and buying assets, both bonds and newly issued stocks from financial institutions. There was a major policy debate as to whether this transition of ownership of weak assets from financial institutions to the government was the right course to pursue. Only time will tell as the future value of these assets will be determined by whether today’s transfer pricing is right or not.

THE ECONOMY

The financial crisis has driven many investors to the sidelines; and they appear to be waiting before committing. The question on the tip of everyone’s tongue is, “When will the financial crisis be over?” First, we believe the $787 billion stimulus bill, when combined with the myriad of other backstop programs put in place by the Federal Reserve and the Treasury Department, will eventually serve to reinvigorate our economy. We are forecasting that GDP will continue to decline throughout 2009 and possibly into the beginning of 2010. We look for positive GDP growth to resume sometime during the first half of 2010. Importantly, we forecast that the stock market will begin an upward rally six months before any positive turn in GDP.

Second, we are encouraged by the massive and expanding global policy response. Recent initiatives range from quantitative easing to tax cuts. In total, there have been 458 policy initiatives announced around the world over the past six months. Lastly, as policy actions have continued to amass, we feel certain that both a boost in economic activity is coming and stabilization in asset prices is going to materialize sometime in the mid or latter half of 2009, even though poor economic numbers are likely to persist.

STAYING THE COURSE

For investors capable of looking past it all, they see very attractive stock valuations which occur once in a lifetime. We remain convinced that sticking with one’s investment discipline during the inevitable rough times is the right course of action. Diversification and stock selection need to be emphasized. We believe now more than ever that a value-based equity investment strategy is worth exploiting. We are optimistic that the massive stimulus being put into place, both here and abroad, will begin to take hold and put a stake through the heart of our present “Capital Strike.”

Sincerely yours,

James W. Stratton

    Chairman

April 20, 2009

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, May 2009. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Multi-Cap Fund — Jim Stratton

Q.	During the first quarter of 2009 the Fund had a negative return of -11.27% compared to a negative return of -17.00% for the Russell 3000 Value Index. To what do you attribute the better relative performance of the Fund?

A.	A significant portion of that was due to sector allocation. It involved being substantially underweighted in Banks, which were a particularly poor performing sector and being overweighted in Information Technology, which was a positive performing sector. Stock selection was also a factor with positive stock selection in the Industrials and Health Care being offset with negative stock selection in the Utility sector. Overall, the relative performance of this value oriented portfolio reinforced our decisions to underweight sectors that have long-term secular problems.

Q.	In the 2008 annual report we discussed putting our toe back into the water in the Financial area. Have you taken any further steps in this effort?

A.	We added two new names during the first quarter, JPMorgan Chase & Co. and General Electric Co. We view General Electric primarily as a play on the Financials considering the great importance attached to GE Credit Company. The stock trades along with the banks and other Financials. If you include our Banking and Insurance categories plus General Electric, we have today committed 5.5% of assets to companies that are defined as Financial. This is still significantly below the median for the Value Index and we remain underweighted in Financials. Every effort is being made to drive profitability of the US banking system upward and further opportunities will make themselves available within the financial universe. We expect to see this percent of our portfolio grow over the next several quarters.

Portfolio holdings are as of 3/31/09. They are subject to change at any time. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Multi-Cap Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2009 (unaudited)

Stratton Multi-Cap Fund

	March 31, 2009	December 31, 2008
Total Net Assets	$60,900,695	$74,764,543
Net Asset Value Per Share	$23.69	$26.70
Shares Outstanding	2,570,362	2,799,981

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

Amedisys, Inc. (0.9%)	Textron, Inc.
General Electric Co. (0.8%)
JPMorgan Chase & Co. (1.1%)

Sector Categories (% of Total Net Assets)

Technology	15.7%	Basic Materials	7.4%	Banking/Financial	2.7%
Energy	14.1%	Capital Goods	5.4%	Consumer Staples	2.6%
Utilities	13.3%	Industrial	4.1%	Insurance/Services	2.0%
Health Care	10.6%	Telecommunications	3.3%	Retailing	1.8%
Aerospace/Defense	8.3%	Consumer Services	3.0%

Ten Largest Holdings*
	Market Value	% of TNA
AMETEK, Inc.	$ 2,501,600	4.1%
Thermo Fisher Scientific, Inc.	2,496,900	4.1
International Business Machines Corp.	2,422,250	4.0
Triumph Group, Inc.	2,101,000	3.4
Harris Corp.	2,025,800	3.3
AT&T, Inc.	2,016,000	3.3
H&R Block, Inc.	1,819,000	3.0
Oracle Corp.	1,807,000	3.0
Public Service Enterprise Group, Inc.	1,768,200	2.9
L-3 Communications Holdings, Inc.	1,695,000	2.8
	$20,652,750	33.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares — Jim Beers

Q.	How did the Fund perform during the first quarter of 2009?

A.	Stratton Monthly Dividend REIT Shares suffered along with other Real Estate related securities during the quarter. Year-to-date through March 31, 2009, SMDS was down -24.21% .. This was better than the -32.73% total return of the MSCI U.S. REIT Index and the -31.87% performance of the FTSE NAREIT Equity Index. Day-to-day price swings in the REIT stocks have been unprecedented.

Q.	What changes have occurred regarding dividends in the REIT Industry?

A.	Due to growing liquidity concerns in the Fall of 2008, a number of REIT Managements convinced the Internal Revenue Service to relax the rules on REIT dividend treatment and allow REITs to pay a portion of the dividends out to investors in a combination of stock and cash. The original idea was conceived to allow some cash-strapped companies to maintain their REIT status (90% of taxable income must be distributed) by allowing them to issue additional stock in lieu of cash. However, a number of REITs felt that given the opportunity to hoard cash and pay out stock, they would hold back more cash. This would allow them to make opportunistic acquisitions, when and if distressed situations appeared.

For investors in REITs seeking current cash flow from dividends, like SMDS, this turn of events has proven to be extremely disruptive to our ability to forecast company dividend rates going forward. We would remind investors that while we strive to maintain a steady dividend rate, the Fund’s Board of Directors, with management’s guidance, declares the dividends based on reasonable estimates of cash flow from the REITs. As the market improves, our goal will be to maintain and perhaps increase our distributions, but there can be no guarantee that this will occur. Investors in this group will need patience and the stamina to build positions during price declines for long-term investment.

Portfolio holdings are as of 3/31/09. They are subject to change at any time. Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Monthly Dividend REIT Shares with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2009 (unaudited)

Stratton Monthly Dividend REIT Shares

	March 31, 2009	December 31, 2008
Total Net Assets	$48,817,005	$68,060,342
Net Asset Value Per Share	$12.75	$17.19
Shares Outstanding	3,829,518	3,958,194

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)	Eliminated Holdings

AT&T, Inc. (2.1%)	None
Federal Realty Investment Trust (2.8%)

Sector Categories (% of Total Net Assets)

Health Care	29.6%	Net Lease	5.8%
Apartments	18.0%	Regional Malls	5.3%
Office	14.2%	Lodging	3.8%
Shopping Centers	6.5%	Telecommunications	2.1%
Industrial	6.5%	Diversified	1.1%

Ten Largest Holdings*
	Market Value	% of TNA
Universal Health Realty Income Trust	$ 2,923,000	6.0%
National Retail Properties, Inc.	2,851,200	5.8
National Health Investors, Inc.	2,687,000	5.5
Highwoods Properties, Inc.	2,356,200	4.8
EastGroup Properties, Inc.	2,245,600	4.6
Liberty Property Trust	2,217,874	4.5
Mid-America Apartment Communities, Inc.	2,158,100	4.4
Health Care REIT, Inc.	2,141,300	4.4
Nationwide Health Properties, Inc.	1,997,100	4.1
Home Properties, Inc.	1,839,000	3.8
	$23,416,374	47.9%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund — Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2009?

A.

For the first quarter of 2009, Stratton Small-Cap Value Fund posted a total return of -16.70% relative to the Russell 2000 Value Index return of -19.64% and the Russell 2000 Index return of -14.95%. Following a strong rally which began in November 2008, a fresh round of pessimism and weak corporate earnings sent the market on a tail-spin just a few days into the New Year. By the time the small-cap market bottomed on March 9th, the Russell 2000 Index had declined over 33% from its early January high. The damage was worse on the value side of the spectrum, with the Russell 2000 Value Index declining over 37%, over the same time period. Similar to the fourth quarter of ’08`, however, the market staged a late-quarter rally, this time sparked by a fresh round of policy initiatives aimed at easing persistent pressure in the credit market and banking system. From their quarter-low on March 9th, the Russell 2000 and Russell 2000 Value Indexes bounced over 23% and 25% respectively through quarter-end.

Q.	What were the portfolio’s largest sector over/under-weightings relative to the benchmark?

A.

The largest sector over-weightings in the portfolio as of March 31st were in the Health Care, Consumer Staples and Energy sectors. The Fund’s over-weighting to the Health Care sector proved costly in the first quarter as the group, especially those dependent on Federal government reimbursement, sold off dramatically following the release of the Obama administration’s 2010 budget proposal in February.

The largest under-weightings in the portfolio were in the Financial Services, Materials & Processing and Auto & Transportation sectors. While the Financial Services sector continues to be the Fund’s largest area of underexposure relative to the benchmark, the magnitude of the underexposure has declined over the past three to six months as we continue to look for opportunities in the beaten-down sector.

Portfolio holdings are as of 3/31/09. They are subject to change at any time. Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of the taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The graph below illustrates the increase in value of a $10,000 investment in Stratton Small-Cap Value Fund with all dividend income and capital gains distributions reinvested.

FUND HIGHLIGHTS March 31, 2009 (unaudited)

Stratton Small-Cap Value Fund

	March 31, 2009	December 31, 2008
Total Net Assets	$580,703,808	$664,593,745
Net Asset Value Per Share	$28.53	$34.25
Shares Outstanding	20,352,619	19,403,820

Quarterly Portfolio Changes

New Holdings (% of Total Net Assets)		Eliminated Holdings

AMB Property Corp. (0.7%)	Portland General Electric Co. (1.0%)	None
Glacier Bancorp, Inc. (1.0%)	Signature Bank (1.1%)
Highwoods Properties, Inc. (0.7%)	Silgan Holdings, Inc. (1.0%)
Home Properties, Inc. (0.7%)	SL Green Realty Corp. (0.6%)
IBERIABANK Corp. (1.0%)	Torchmark Corp. (0.5%)
Otter Tail Corp. (0.6%)	Unisource Energy Corp. (1.0%)

Sector Categories (% of Total Net Assets)

Banking/Financial	18.1%	Retailing	5.1%	Aerospace/Defense	1.4%
Technology	15.7%	Energy	4.2%	Industrial	1.1%
Health Care	13.5%	Business Services	2.3%	Consumer Durables	0.9%
Consumer Staples	8.4%	Capital Goods	2.0%	Transportation	0.3%
Utilities	8.4%	Basic Materials	1.6%
REITs	5.7%	Insurance/Services	1.5%

Ten Largest Holdings*
	Market Value	% of TNA
Syniverse Holdings, Inc.	$ 15,760,000	2.7%
Netflix, Inc.	14,378,200	2.5
Ralcorp Holdings, Inc.	13,739,400	2.4
Casey’s General Stores, Inc.	13,330,000	2.3
Aaron Rents, Inc.	13,316,670	2.3
Amedisys, Inc.	11,399,187	2.0
Jos. A. Bank Clothiers, Inc.	11,124,000	1.9
Affiliated Managers Group, Inc.	10,729,897	1.8
Nationwide Health Properties, Inc.	10,651,200	1.8
Ruddick Corp.	10,641,300	1.8
	$125,069,854	21.5%

*Excludes short-term holdings.

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2009 (unaudited)

Stratton Multi-Cap Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 94.3%
Aerospace/Defense – 8.3%
Lockheed Martin Corp.	22,000	$1,518,660
Northrop Grumman Corp.	33,000	1,440,120
Triumph Group, Inc.	55,000	2,101,000

		5,059,780

Banking/Financial – 2.7%
Interactive Brokers Group, Inc. Class A†	60,000	967,800
JPMorgan Chase & Co.	25,000	664,500

		1,632,300

Basic Materials – 7.4%
Freeport-McMoRan Copper & Gold, Inc.†	40,000	1,524,400
GrafTech International, Ltd.†	100,000	616,000
Owens-Illinois, Inc.†	100,000	1,444,000
Schnitzer Steel Industries, Inc. Class A	30,000	941,700

		4,526,100

Capital Goods – 5.4%
General Cable Corp.†	70,000	1,387,400
General Electric Co.	50,000	505,500
Tyco International, Ltd.	70,000	1,369,200

		3,262,100

Consumer Services – 3.0%
H&R Block, Inc.	100,000	1,819,000

Consumer Staples – 2.6%
Kimberly-Clark Corp.	35,000	1,613,850

Energy – 14.1%
ConocoPhillips	40,000	1,566,400
Hess Corp.	30,000	1,626,000
National-Oilwell Varco, Inc.†	20,000	574,200
Penn Virginia Corp.	90,000	988,200
Petroleo Brasileiro S.A.-ADR	25,000	761,750
Valero Energy Corp.	85,000	1,521,500
XTO Energy, Inc	50,000	1,531,000

		8,569,050

	Number of Shares	Market Value (Note A)
Health Care – 10.6%
Abbott Laboratories	35,000	$1,669,500
Amedisys, Inc.†	20,000	549,800
Becton, Dickinson & Co.	15,000	1,008,600
Schering-Plough Corp.	30,000	706,500
Thermo Fisher Scientific, Inc.†	70,000	2,496,900

		6,431,300

Industrial – 4.1%
AMETEK, Inc.	80,000	2,501,600

Insurance/Services – 2.0%
The Hartford Financial Services Group, Inc.	30,000	235,500
MetLife, Inc.	20,000	455,400
Torchmark Corp.	20,000	524,600

		1,215,500

Retailing – 1.8%
McDonald’s Corp.	20,000	1,091,400

Technology – 15.7%
Harris Corp.	70,000	2,025,800
Hewlett-Packard Co.	50,000	1,603,000
International Business Machines Corp.	25,000	2,422,250
L-3 Communications Holdings, Inc.	25,000	1,695,000
Oracle Corp.	100,000	1,807,000

		9,553,050

Telecommunications – 3.3%
AT&T, Inc.	80,000	2,016,000

Utilities – 13.3%
American Electric Power Co., Inc.	60,000	1,515,600
Dynegy, Inc. Class A†	800,000	1,128,000
Energen Corp.	40,000	1,165,200
Mirant Corp.†	100,000	1,140,000
NRG Energy, Inc.†	80,000	1,408,000
Public Service Enterprise Group, Inc.	60,000	1,768,200

		8,125,000

Total Common Stocks (Cost $92,685,973)		57,416,030

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2009 (unaudited) (continued)

Stratton Multi-Cap Fund

	Principal Amount	Market Value (Note A)
SHORT-TERM INVESTMENTS – 5.3%
PNC Bank Money Market Account 0.05%, due 04/01/09	$3,262,893	$3,262,893

Total Short-Term Investments (Cost $3,262,893)		3,262,893

Total Investments – 99.6% (Cost $95,948,866*)		60,678,923
Other Assets Less Liabilities – 0.4%		221,772

NET ASSETS – 100.0%		$60,900,695

ADR – American Depository Receipt † Non-income producing security * Aggregate cost is $95,948,866 and net unrealized depreciation is as follows:
Gross unrealized appreciation		$3,447,784
Gross unrealized depreciation		(38,717,727)

Net unrealized depreciation		$(35,269,943)

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2009 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 92.9%
Apartments – 18.0%
Apartment Investment & Management Co. Class A	110,417	$605,085
Camden Property Trust	70,000	1,510,600
Education Realty Trust, Inc.	10,000	34,900
Equity Residential	50,000	917,500
Home Properties, Inc.	60,000	1,839,000
Mid-America Apartment Communities, Inc.	70,000	2,158,100
UDR, Inc.	199,947	1,721,544

		8,786,729

Diversified – 1.1%
Lexington Realty Trust	230,000	547,400

Health Care – 29.6%
HCP, Inc.	80,000	1,428,000
Health Care REIT, Inc.	70,000	2,141,300
Healthcare Realty Trust, Inc.	110,000	1,648,900
Medical Properties Trust, Inc.	100,000	365,000
National Health Investors, Inc.	100,000	2,687,000
Nationwide Health Properties, Inc.	90,000	1,997,100
Universal Health Realty Income Trust	100,000	2,923,000
Ventas, Inc.	55,000	1,243,550

		14,433,850

Industrial – 6.5%
DCT Industrial Trust, Inc.	200,000	634,000
EastGroup Properties, Inc.	80,000	2,245,600
First Industrial Realty Trust, Inc.	109,000	267,050

		3,146,650

Lodging – 3.8%
Hospitality Properties Trust	125,000	1,500,000
Sunstone Hotel Investors, Inc.	131,414	345,619

		1,845,619

Net Lease – 5.8%
National Retail Properties, Inc.	180,000	2,851,200

Office – 14.2%
Brandywine Realty Trust	200,000	570,000
Highwoods Properties, Inc.	110,000	2,356,200
Liberty Property Trust	117,100	2,217,874
Mack-Cali Realty Corp.	75,000	1,485,750
SL Green Realty Corp.	30,000	324,000

		6,953,824

	Number of Shares	Market Value (Note A)
Regional Malls – 5.3%
General Growth Properties, Inc.	30,000	$21,300
Glimcher Realty Trust	185,000	259,000
The Macerich Co.	101,000	632,260
Pennsylvania Real Estate Investment Trust	75,000	266,250
Simon Property Group, Inc.	40,229	1,393,532

		2,572,342

Shopping Centers – 6.5%
Developers Diversified Realty Corp.	60,000	127,800
Equity One, Inc.	50,000	609,500
Federal Realty Investment Trust	30,000	1,380,000
Urstadt Biddle Properties, Inc. Class A	80,000	1,073,600

		3,190,900

Telecommunications – 2.1%
AT&T, Inc.	40,000	1,008,000

Total Common Stocks (Cost $85,930,763)		45,336,514

	Principal Amount
SHORT-TERM INVESTMENTS – 9.2%
PNC Bank Money Market Account 0.05%, due 04/01/09	$4,500,771	4,500,771

Total Short-Term Investments (Cost $4,500,771)		4,500,771

Total Investments – 102.1% (Cost $90,431,534*)		49,837,285
Liabilities in Excess of Other Assets – (2.1%)		(1,020,280)

NET ASSETS – 100.0%		$48,817,005

REIT – Real Estate Investment Trust * Aggregate cost is $90,431,534 and net unrealized depreciation is as follows:
Gross unrealized appreciation		$2,271,340
Gross unrealized depreciation		(42,865,589)

Net unrealized depreciation		$(40,594,249)

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2009 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
COMMON STOCKS – 90.2%
Aerospace/Defense – 1.4%
Moog, Inc. Class A†	361,925	$8,277,225

Banking/Financial – 18.1%
Affiliated Managers Group, Inc.†	257,250	10,729,897
Astoria Financial Corp.	722,000	6,635,180
BancorpSouth, Inc.	421,000	8,773,640
Community Bank System, Inc.	330,000	5,527,500
First Midwest Bancorp, Inc.	764,200	6,564,478
First Niagara Financial Group, Inc.	577,000	6,289,300
Glacier Bancorp, Inc.	380,000	5,969,800
IBERIABANK Corp.	122,000	5,604,680
Interactive Brokers Group, Inc. Class A†	459,000	7,403,670
MB Financial, Inc.	482,200	6,557,920
National Penn Bancshares, Inc.	784,400	6,510,520
Signature Bank†	235,000	6,634,050
Sterling Bancshares, Inc.	1,440,000	9,417,600
SVB Financial Group†	239,000	4,782,390
United Bankshares, Inc.	351,000	6,051,240
Webster Financial Corp.	418,600	1,779,050

		105,230,915

Basic Materials – 1.6%
Compass Minerals International, Inc.	165,000	9,301,050

Business Services – 2.3%
Aaron Rents, Inc.	499,500	13,316,670

Capital Goods – 2.0%
Cascade Corp.	176,500	3,111,695
Crane Co.	305,000	5,148,400
Terex Corp.†	350,000	3,237,500

		11,497,595

Consumer Durables – 0.9%
Jarden Corp.†	400,000	5,068,000

Consumer Staples – 8.4%
Casey’s General Stores, Inc.	500,000	13,330,000
Fresh Del Monte Produce, Inc.†	320,000	5,254,400
The Pantry, Inc.†	330,000	5,811,300
Ralcorp Holdings, Inc.†	255,000	13,739,400
Ruddick Corp.	474,000	10,641,300

		48,776,400

Energy – 4.2%
Cabot Oil & Gas Corp.	203,100	4,787,067
Carrizo Oil & Gas, Inc.†	410,000	3,640,800
Foundation Coal Holdings, Inc.	125,000	1,793,750
Penn Virginia Corp.	186,200	2,044,476
Petrohawk Energy Corp.†	228,460	4,393,286

	Number of Shares	Market Value (Note A)
Energy – continued
PetroQuest Energy, Inc.†	1,025,000	$2,460,000
Superior Energy Services, Inc.†	405,000	5,220,450

		24,339,829

Health Care – 13.5%
Amedisys, Inc.†	414,667	11,399,187
American Oriental Bioengineering, Inc.†	1,500,000	5,790,000
CONMED Corp.†	341,000	4,913,810
Healthspring, Inc.†	830,000	6,947,100
Henry Schein, Inc.†	198,500	7,941,985
Kinetic Concepts, Inc.†	420,000	8,870,400
LifePoint Hospitals, Inc.†	470,496	9,814,546
Psychiatric Solutions, Inc.†	515,000	8,100,950
ViroPharma, Inc.†	827,200	4,342,800
West Pharmaceutical Services, Inc.	316,100	10,371,241

		78,492,019

Industrial – 1.1%
Silgan Holdings, Inc.	115,000	6,042,100

Insurance/Services – 1.5%
Selective Insurance Group, Inc.	505,200	6,143,232
Torchmark Corp.	100,000	2,623,000

		8,766,232

REITs – 5.7%
AMB Property Corp.	300,000	4,320,000
FelCor Lodging Trust, Inc.	831,000	1,130,160
Highwoods Properties, Inc.	195,000	4,176,900
Home Properties, Inc.	125,000	3,831,250
Medical Properties Trust, Inc.	1,325,000	4,836,250
Nationwide Health Properties, Inc.	480,000	10,651,200
SL Green Realty Corp.	300,000	3,240,000
Sunstone Hotel Investors, Inc.	436,406	1,147,748

		33,333,508

Retailing – 5.1%
GameStop Corp. Class A†	361,742	10,136,011
The Gymboree Corp.†	390,000	8,326,500
Jos. A. Bank Clothiers, Inc.†	400,000	11,124,000

		29,586,511

Technology – 15.7%
Anixter International, Inc.†	236,700	7,498,656
Avocent Corp.†	733,000	8,898,620
Belden, Inc.	324,600	4,060,746
CommScope, Inc.†	550,000	6,248,000
Digital River, Inc.†	160,000	4,771,200
Netflix, Inc.†	335,000	14,378,200

See accompanying notes to Schedules of Investments.

SCHEDULE OF INVESTMENTS March 31, 2009 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note A)
Technology – continued
OmniVision Technologies, Inc.†	395,000	$2,654,400
ON Semiconductor Corp.†	1,960,000	7,644,000
Parametric Technology Corp.†	985,000	9,830,300
Solera Holdings, Inc.†	385,000	9,540,300
Syniverse Holdings, Inc.†	1,000,000	15,760,000

		91,284,422

Transportation – 0.3%
Euroseas, Ltd.	460,000	1,771,000

Utilities – 8.4%
Avista Corp.	645,000	8,888,100
El Paso Electric Co.†	639,000	9,003,510
Energen Corp.	224,700	6,545,511
Otter Tail Corp.	150,000	3,307,500
Portland General Electric Co.	325,000	5,716,750
Southwest Gas Corp.	450,000	9,481,500
Unisource Energy Corp.	200,000	5,638,000

		48,580,871

Total Common Stocks (Cost $756,979,596)		523,664,347

	Principal Amount
SHORT-TERM INVESTMENTS – 9.3%
PNC Bank Money Market Account 0.05%, due 04/01/09	$54,403,479	54,403,479

Total Short-Term Investments (Cost $54,403,479)		54,403,479

Total Investments – 99.5% (Cost $811,383,075*)		578,067,826
Other Assets Less Liabilities – 0.5%		2,635,982

NET ASSETS – 100.0%		$580,703,808

REIT – Real Estate Investment Trust † Non-income producing security * Aggregate cost is $811,383,075 and net unrealized depreciation is as follows:
Gross unrealized appreciation		$31,802,046
Gross unrealized depreciation		(265,117,295)

Net unrealized depreciation		$(233,315,249)

See accompanying notes to Schedules of Investments.

NOTES TO SCHEDULES OF INVESTMENTS

March 31, 2009 (unaudited)

Note A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

Note B. Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”) – FAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of inputs used to determine the fair valuation of each Fund’s investments as of March 31, 2009 is as follows:

	SMCF	SMDS	SSCV
Level 1 – Quoted Prices.	$60,678,923	$49,837,285	$578,067,826
Level 2 – Significant Observable Inputs.	—	—	—
Level 3 – Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$60,678,923	$49,837,285	$578,067,826

Note C. Tax Disclosure – No provision for federal income taxes is required since the Funds intend to continue to comply with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. Federal income tax regulations differ from accounting principals generally accepted in the United States of America; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of March 31, 2009.

NOTES TO SCHEDULES OF INVESTMENTS (continued)

March 31, 2009 (unaudited)

As of December 31, 2008, Stratton Small-Cap Value Fund had net capital loss carryforwards for federal income tax purposes of $2,615,472, which are available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2016.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Stratton Multi-Cap Fund and Stratton Small-Cap Value Fund had deferred post-October capital losses of $4,060,699 and $9,773,383, respectively, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filings at www.sec.gov.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our website at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SMCF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds may assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SMCF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PNC Global Investment Servicing (U.S.) Inc.	c/o PNC Global Investment Servicing (U.S.) Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

D I R E C T O R S

Bernard A. Francis, Jr.	James W. Stratton	Joel H. Wilson

John J. Lombard, Jr.	Frank Thomas	Harold L. Zuber, Jr.

Lois Rothenberger	H. Drake Williams, Jr.

O F F I C E R S

James W. Stratton Chairman Stratton Mutual Funds	Gerald M. Van Horn, CFA President Stratton Small-Cap Value Fund	Brigid E. Hummel Assistant Secretary & Assistant Treasurer

John A. Affleck, CFA President Stratton Multi-Cap Fund	Joanne E. Kuzma Chief Compliance Officer	Michelle A. Whalen Assistant Secretary & Assistant Treasurer

James A. Beers President Stratton Monthly Dividend REIT Shares	Patricia L. Sloan Secretary & Treasurer

I N V E S T M E N T A D V I S O R

Stratton Management Company Plymouth Meeting Executive Campus 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050

T R A N S F E R A G E N T & D I V I D E N D P A Y I N G A G E N T

PNC Global Investment Servicing (U.S.) Inc. 760 Moore Road King of Prussia, PA 19406-1212 1-800-472-4266

C U S T O D I A N B A N K

PFPC Trust Company The Eastwick Center, 8800 Tinicum Boulevard Philadelphia, PA 19153

Item 2.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Stratton Funds, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	May 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date	May 1, 2009

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	May 1, 2009

*	Print the name and title of each signing officer under his or her signature.